Debt Exchange Agreement

By and Among

Caban Global Reach Private Equity LP

AND

Hammer Fiber Optics Holdings Corp.

1

i

ii

Debt Exchange Agreement

This Debt Exchange Agreement (together with the exhibits and other attachments hereto, this "Agreement") is entered into as of May 26, 2025 (the "Closing Date") by and between (i) Hammer Fiber Optics Holdings Corp., a Nevada corporation (the "Company") and (ii) Caban Global Reach Private Equity LP, a Delaware limited partnership ("Holder"). Each of the Company and Holder may be referred to herein collectively as the "Parties" and separately as a "Party."

WHEREAS, the Company is indebted to Holder pursuant to the Revised and Restated Convertible Note Agreement, dated as of May 15, 2025, originally by and between the Company and Michael Sevell ("Assignor"), as attached hereto as Exhibit A (the "Note Agreement"), which has been assigned by Assignor to the Holder; and

WHEREAS, the Parties now desire to enter into this Agreement pursuant to which all of the amounts due and payable by the Company pursuant to the Note Agreement, being $2,680,798.50 as of the Closing Date (the "Converted Indebtedness") shall be converted into and exchanged for certain shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"), in reliance upon the exemption from registration provided by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act");

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I. DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions. In addition to the other terms defined herein, the following terms, as used herein, have the following meanings

(a) "Affiliate" means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, the specified Person.

(b) "Authority" means any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, Federal, state, or local.

(c) "Control" means (a) the possession, directly or indirectly, of the power to vote 10% or more of the securities or other equity interests of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, by contractor otherwise, or (c) being a director, officer, executor, trustee or fiduciary (or their equivalents) of a Person or a Person that controls such Person.

(d) "Enforceability Exceptions" means (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar Laws of general application affecting enforcement of creditors' rights generally and (b) general principles of equity.

(e) "Law" means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.

(f) "Person" means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(g) "Tax(es)" means any federal, state, local or foreign tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum, environmental or estimated tax), including any liability therefor as a transferee (including under Section 6901 of the Internal Revenue Code of 1986, as amended, or similar provision of applicable Law) or successor, as a result of Treasury Regulation Section 1.1502-6 or similar provision of applicable Law or as a result of any Tax sharing, indemnification or similar agreement, together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

Section 1.02 Interpretive Provisions. Unless the express context otherwise requires (i) the words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; (iii) the terms "Dollars" and "$" mean United States Dollars; (iv) references herein to a specific Section, Subsection, Recital, or Exhibit shall refer, respectively, to Sections, Subsections, Recitals or Exhibits of this Agreement; (v) wherever the word "include," "includes," or "including" is used in this Agreement, it shall be deemed to be followed by the words "without limitation"; (vi) references herein to any gender shall include each other gender; (vii) references herein to any Person shall include such Person's heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained herein is intended to authorize any assignment or transfer not otherwise permitted by this Agreement; (viii) references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity; (ix) references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof; (x) with respect to the determination of any period of time, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; (xi) references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and (xii) references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

ARTICLE II. CONVERSION AND EXCHANGE

Section 2.01  Conversion and Exchange.

(a) On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Converted Indebtedness shall be deemed converted into and exchanged for 10,154,542 shares of Common Stock (the "Shares"), being the number of Shares resulting from a conversion price of $0.264 per Share, calculated as set forth on Exhibit B attached hereto, which shall be issued to Holder on the Closing Date.

(b) Promptly following the recordation of Holder as the beneficial owner of the Shares, the Converted Indebtedness shall be automatically repaid in full and the Note Agreement shall be deemed fully satisfied.

(c) The Parties intend that the exchange and conversion of the Note Agreement and the Converted Indebtedness for the Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act and the Parties agree not to take any position contrary thereto. This Agreement shall be deemed an amendment to the Note Agreement and to any agreements between the Parties pursuant to which the Converted Indebtedness accrued, to the extent required to give effect to the transactions contemplated herein.

Section 2.02 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date simultaneously with the execution and delivery of this Agreement by remote exchange of electronic documents.

Section 2.03 Company Issuance. At the Closing, the Company shall issue to Holder the Shares, which shall be recorded in book entry form and shall not be certificated unless requested by Holder.

Section 2.04 Additional Documents. At and following the Closing, the Parties shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 2.05 Taxes. Holder will pay all income, gain, sales, use, value added, transfer, stamp, registration, documentary, excise, real property transfer or gains, or similar Taxes incurred as a result of the transactions contemplated by this Agreement with respect to Holder.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF HOLDER

As an inducement to, and to obtain the reliance of the Company, Holder represents and warrants to the Company as of the Closing Date as follows:

Section 3.01 Existence and Power. Holder is a limited partnership, duly organized and in good standing in the State of Delaware, and has the requisite power and capacity to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder.

Section 3.02 No Conflict; Due Authorization. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not violate any provision of the formation or organizational documents of Holder as in effect on the Closing Date (the "Holder Organizational Documents"). Holder has taken all action required by Law, the Holder Organizational Documents (if Holder is an entity), or otherwise to authorize the execution and delivery of this Agreement, and Holder has full power, authority, and legal right and has taken all action required by Law, Holder Organizational Documents (if Holder is an entity) or otherwise to consummate the transactions herein contemplated.

Section 3.03 Valid Obligation. This Agreement and all agreements and other documents executed by Holder in connection herewith constitute the valid and binding obligations of Holder, enforceable in accordance with its or their terms, except as may be limited by the Enforceability Exceptions

Section 3.04 Governmental Authorization. Neither the execution, delivery nor performance of this Agreement by Holder requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

Section 3.05 Title to and Issuance of Note Agreement. Holder is the record and beneficial owner and holder of the Note Agreement free and clear of all Liens. No part of the Note Agreement is subject to pre-emptive or similar rights and Holder does not have any pre-emptive rights or similar rights to purchase or receive any interest in the Note Agreement. Holder has the power and authority to convert the Converted Indebtedness as contemplated pursuant to the terms of this Agreement.

Section 3.06 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by Holder in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Holder or any action taken by Holder.

Section 3.07  Investment Representations.

(a) Investment Purpose. Holder understands and agrees that the consummation of this Agreement including the delivery of the Shares to Holder as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes and that the Shares are being acquired for Holder's own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(b) Investor Status. Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor") promulgated under the Securities Act. Holder has been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that Holder requested and deemed material to making an informed decision regarding this Agreement and the underlying transactions.

(c) Reliance on Exemptions. Holder understands that the Shares are being offered and sold to Holder in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the Shares.

(d) Information. Holder and Holder's advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by Holder or its advisors. Holder and Holder's advisors, if any, have been afforded the opportunity to ask questions of the Company. Holder understands that Holder's investment in the Shares involves a significant degree of risk. Holder represents and warrants that Holder (i) can bear the economic risk of Holder's respective investments, and (ii) possesses such knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of the investment in the Company and the Shares. Holder acknowledges that Holder has carefully reviewed such information as Holder has deemed necessary to evaluate an investment in the Company and the Shares.

(e) Governmental Review. Holder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares. Holder further acknowledges that neither the Securities and Exchange Commission nor the securities regulatory body of any other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(f) Transfer or Resale. Holder understands that (i) the sale or re-sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities Laws, and the Shares may not be transferred unless (a) the Shares are sold pursuant to an effective registration statement under the Securities Act, (b) Holder shall have delivered to the Company, at the cost of Holder, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Shares are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144")) of Holder who agree to sell or otherwise transfer the Shares only in accordance with this Section 3.07 and who is an Accredited Investor, (d) the Shares are sold pursuant to Rule 144, or (e) the Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) ("Regulation S"), and Holder shall have delivered to the Company, at the cost of Holder, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Shares under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(g) Legends. Holder understands that the Shares, until such time as the Shares have been registered under the Securities Act, or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a standard Rule 144 legend and a stop-transfer order may be placed against transfer of the certificates for such Shares, and that any certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities Laws:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TOGETHER WITH THE RULES AND REGULATIONS THEREUNDER, THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

(h) Removal. The legend(s) referenced in Section 3.07(g) shall be removed and the Company shall issue a certificate without such legend to the holder of any Shares upon which it is stamped, if, unless otherwise required by applicable state securities Laws, (a) the Shares are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. Holder agrees to sell all Shares, including those represented by a certificate(s) from which the legend has been removed, only in compliance with applicable prospectus delivery requirements, if any.

Section 3.08 Full Disclosure. No representation or warranty by Holder in this Agreement or any certificate or other document furnished or to be furnished to the Company pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As an inducement to, and to obtain the reliance of Holder, the Company represents and warrants to Holder as of the Closing Date as follows:

Section 4.01 Organization. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Nevada and has the corporate power and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.

Section 4.02 No Conflict; Due Authorization. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Articles of Incorporation and Bylaws of the Company as in effect on the Closing Date (the "Company Organizational Documents"). The Company has taken all action required by Law, the Company Organizational Documents, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by Law, the Company Organizational Documents or otherwise to consummate the transactions herein contemplated.

Section 4.03 Valid Obligation. This Agreement and all agreements and other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by the Enforceability Exceptions.

Section 4.04 Governmental Authorization. Neither the execution and delivery nor performance of this Agreement by any the Company Party requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

Section 4.05 Approval of Agreement. The Board of Directors of the Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

Section 4.06 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

ARTICLE V. INDEMNIFICATION

Section 5.01 General Indemnification. Each Party (the "Indemnifying Party") agrees to indemnify, defend and hold harmless each other Party and such other Party's Affiliates and each of their respective directors, officers, managers, partners, employees, agents, equity holders, successors and assigns (each, an "Indemnified Party"), from and against any and all Losses incurred or suffered by any Indemnified Party arising out of, based upon or resulting from any breach of any representation or warranty of the Indemnifying Party herein or breach by the Indemnifying Party of, or any failure the Indemnifying Party to perform, any of the covenants, agreements or obligations contained in or made pursuant to this Agreement by the Indemnifying Party.

Section 5.02 Procedures for Indemnification. In the event that an Indemnified Party shall incur or suffer any Losses in respect of which indemnification may be sought under this Article V against the Indemnifying Party, the Indemnified Party shall assert a claim for indemnification by providing a written notice (the "Notice of Loss") to the Indemnifying Party stating the nature and basis of such indemnification. The Notice of Loss shall be provided to the Indemnifying Party as soon as practicable after the Indemnified Party becomes aware that it has incurred or suffered a Loss.

Section 5.03 Payment. Upon a determination of liability under this Article V the Indemnifying Party shall pay or cause to be paid to the Indemnified Party the amount so determined within five (5) Business Days after the date of such determination. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Agreement, the Indemnifying Party shall nevertheless pay when due such portion, if any, of the obligation that is not subject to dispute. Upon the payment in full of any amounts due under this Article V with respect to any claim, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any Person with respect to the subject matter of such claim.

Section 5.04 Effect of Knowledge on Indemnification. The right to indemnification, reimbursement or other remedy based upon any representations, warranties, covenants and obligations set forth in this Agreement shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, shall not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants or obligations.

ARTICLE VI. MISCELLANEOUS

Section 6.01 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, and any and all claims, proceedings or causes of action relating to this Agreement or arising from this Agreement or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural laws of the State of Nevada, in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of Nevada.

(b) EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THIS AGREEMENT SHALL BE COMMENCED IN THE STATE AND FEDERAL COURTS LOCATED IN SARASOTA COUNTY, FLORIDA (THE "SELECTED COURTS"). EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE SELECTED COURTS FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THE RIGHTS OF A PARTY UNDER THIS AGREEMENT, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH SELECTED COURTS, OR SUCH SELECTED COURTS ARE IMPROPER OR INCONVENIENT VENUE FOR SUCH PROCEEDING. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION,  SEEK  TO  ENFORCE  THE  FOREGOING  WAIVER  AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 6.01(c).

Section 6.02 Notices.

(a) Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email with return receipt requested, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to Holder, to:

Caban Global Reach Private Equity LP
Attn: Michael Cothill

850 Tidewater Shores Loop, Suite 401

Bradenton, FL 34208

Email: mcothill@globalreachfunds.com

If to the Company, to:

Hammer Fiber Optics Holdings Corp.
Attn: Mark Stogdill

6151 Lake Osprey Drive, Suite 300
Sarasota, Florida, United States 34240
Email: mstogdill@hmmrgroup.com

(b) Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c) Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 6.03 Attorneys' Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 6.04 Public Announcements and Filings. Unless required by applicable Law or regulatory authority, none of the Parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the Parties.

Section 6.05 Third Party Beneficiaries. This contract is strictly between the Company and Holder and, except as specifically provided herein (including in Article V), no other Person and no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

Section 6.06 Expenses. Other than as specifically set forth herein, each of the Company and Holder will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with this Agreement and the transactions contemplated hereby.

Section 6.07 Entire Agreement. This Agreement and the other documents referenced herein and therein represent the entire agreement between the Parties relating to the subject matter thereof and supersede all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 6.08 Survival; Termination. The representations, warranties, and covenants of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 6.09  Amendment; Waiver; Severability; Remedies

(a) This Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all of the Parties.

(b) Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(c) Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(d) If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

Section 6.10 No Consequential Damages. NOTWITHSTANDING ANYTHING ELSE CONTAINED HEREIN, NO PARTY SHALL SEEK, NOR SHALL ANY PARTY BE LIABLE FOR, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, UNDER ANY TORT, CONTRACT, EQUITY, OR OTHER LEGAL THEORY, WITH RESPECT TO ANY BREACH (OR ALLEGED BREACH) OF THIS AGREEMENT OR ANY PROVISION HEREOF OR ANY MATTER OTHERWISE RELATING HERETO OR ARISING IN CONNECTION HEREWITH.

Section 6.11 Arm's Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm's-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

Section 6.12 Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties.

Section 6.13 No Assignment or Delegation. No Party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of all of the Parties and any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement. This Agreement shall be binding on the permitted successors and assigns of the Parties.

Section 6.14 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, each Party shall use their respective commercially reasonable efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable, and to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

Section 6.15 Further Assurances. Each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party's obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

Section 6.16 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 6.17 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Closing Date.

Caban Global Reach Private Equity LP

By: Ambleside Capital Partners, LLC
Its: General Partner

By:
Name:	Michael Cothill
Title:	Manager

Hammer Fiber Optics Holdings Corp.

By:
Name:	Mark Stogdill
Title:	Principal Financial Officer

Exhibit A

Revised and Restated Convertible Note Agreement
(Attached)

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Exhibit B

Valuation Methodology & Share Issuance Summary

Re: Debt Conversion of $2,680,799 Convertible Note

1. Conversion Price and Share Issuance Calculation

Pursuant to Section 1(e) of the Revised and Restated Convertible Note Agreement, the conversion price is to be determined at 80% of the market price of the Company's common stock as of the date of conversion.

Due to significant volatility in the Company's share price and trading volume, the CGPRE Advisory Board has determined that a Volume Weighted Average Price (VWAP) provides a more stable and equitable basis for determining a fair market valuation. Accordingly, the VWAP used in this calculation reflects the intraday trading activity for May 23, 2025, as reported in Level 2 statistics, and is confirmed to be $0.33 per share.

In line with the terms of the convertible note, a 20% discount is applied to this VWAP to determine the effective conversion price.

  VWAP for May 23, 2025 (Level 2 Intraday): $0.33 per share
  Discount Applied: 20%
  Effective Conversion Price: $0.33 × 0.80 = $0.264 per share

2. Total Shares to be Issued

The total number of shares to be issued in satisfaction of the $2,680,799 convertible note is calculated as follows:

$2,680,799 ÷ $0.264 = 10,154,542 shares

These shares will be issued as restricted common stock, in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933. The shares will need to be recorded in book-entry form.

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